ITW Conference Call

Third Quarter

2008

Exhibit 99.2

ITW
Agenda

1.  Introduction…………………….. John Brooklier/David Speer

2.  Financial Overview…………….. Ron Kropp

3.  Reporting Segments………..…. John Brooklier

4.  Forecast 2008……….…….….… Ron Kropp

5.  Q & A………………......………… John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements

                      This conference call contains forward-looking statements
within the meaning of the Private Securities Litigation Reform
Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, operating income,
income from continuing operations, diluted income per share
from continuing operations, use of free cash, potential
acquisitions, end market conditions, discontinued operations, and the Company’s related forecasts.  These statements are
subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those
anticipated.  Important risks that could cause actual results to differ materially from the Company’s expectations are set
forth in ITW’s Form 10-Q for the 2008 second quarter and
Form 10-K for 2007.

Conference Call Playback

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Telephone replay available through midnight of
October 30, 2008

Webcast / PowerPoint replay available at
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ITW
Quarterly Highlights

2007

2008

Q3

Q3

Amount

%

Operating Revenues

3,744.4

4,147.8

403.4

10.8%

Operating Income

649.6

639.0

(10.6)

-1.6%

% of Revenues

17.3%

15.4%

-1.9%

Income from Continuing Operations

Income Amount

464.1

443.3

(20.8)

-4.5%

Income Per Share-Diluted

0.84

0.85

0.01

1.2%

Net Income

Income Amount

491.1

453.5

(37.6)

-7.7%

Income Per Share-Diluted

0.89

0.87

(0.02)

-2.2%

Free Operating Cash Flow

656.1

599.5

(56.6)

-8.6%

F(U) Last Year

ITW
Quarterly Operating Analysis

Operating

Operating

Operating

Revenues

Income

Margins

Base Manufacturing Business

Operating Leverage

-0.8%

-1.9%

-0.2%

Changes in VM & OH costs

-

-6.1%

-1.1%

Total

-0.8%

-8.0%

-1.3%

Acquisitions/Divestitures

6.9%

1.9%

-0.7%

Translation

4.7%

4.1%

-

Impairment

-

0.1%

-

Restructuring

-

0.3%

0.1%

Intercompany/Other

-

-

-

Total

10.8%

-1.6%

-1.9%

% F(U) Prior Year

ITW
Non Operating & Taxes

2007

2008

Q3

Q3

Amount

%

Operating Income

649.6

639.0

(10.6)

-1.6%

Interest Expense

(25.8)

(38.2)

(12.4)

Other Income

23.0

15.9

(7.1)

Income from Continuing Operations-Pretax

646.8

616.7

(30.1)

-4.7%

Income Taxes

182.7

173.4

9.3

% to Pretax Income

28.2%

28.1%

0.1%

Income from Continuing Operations

464.1

443.3

(20.8)

-4.5%

Income from Discontinued Operations

27.0

10.2

(16.8)

Net Income

491.1

453.5

(37.6)

-7.7%

F(U) Last Year

ITW
Invested Capital

9/30/07

6/30/08

9/30/08

Trade Receivables

2,842.4

3,302.3

2,981.7

Days Sales Outstanding

63.6

66.0

64.7

Inventories

1,607.8

1,845.6

1,835.5

Months on Hand

1.9

1.9

2.0

Prepaids and Other Current Assets

431.9

408.4

505.8

Accounts Payable & Accrued Expenses

(2,027.2)

(2,369.5)

(2,447.4)

Operating Working Capital

2,854.9

3,186.8

2,875.6

% to Revenue(Prior 4 Qtrs.)

19%

20%

18%

Net Plant & Equipment

2,120.6

2,285.0

2,120.8

Investments

546.3

506.4

498.3

Goodwill and Intangibles

5,594.4

6,279.9

6,472.5

Assets Held for Sale

-

144.7

619.8

Other, net

(657.3)

(615.5)

(763.4)

Invested Capital

10,458.9

11,787.3

11,823.6

Return on Average Invested Capital

17.9%

18.8%

15.6%

ITW
Debt & Equity

9/30/07

6/30/08

9/30/08

Total Capital

Short Term Debt

101.4

1,465.9

2,197.1

Long Term Debt

1,573.1

1,462.4

1,398.2

Total Debt

1,674.5

2,928.3

3,595.3

Stockholders' Equity

9,386.5

9,499.2

9,095.9

Total Capital

11,061.0

12,427.5

12,691.2

Less:

Cash

(602.1)

(640.2)

(867.6)

Net Debt & Equity

10,458.9

11,787.3

11,823.6

Debt to Total Capital

15%

24%

28%

Shares outstanding at end of period

544.0

519.4

511.2

ITW
Cash Flow

2007

2008

Q3

Q3

Net Income

491.1

453.5

Adjust for Non-Cash Items

152.5

225.7

Changes in Operating Assets & Liabilities

92.8

9.6

Net Cash From Operating Activities

736.4

688.8

Additions to Plant & Equipment

(80.3)

(89.3)

Free Operating Cash Flow

656.1

599.5

Stock Repurchases

(479.0)

(406.0)

Acquisitions

(195.1)

(646.0)

Purchase of Investments

(0.6)

(0.6)

Dividends

(115.9)

(145.4)

Debt

182.8

737.0

Proceeds from Investments

25.8

7.1

Other

46.5

81.8

Net Cash Increase

120.6

227.4

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Annual Revenues Acquired

399

213

218

165

230

308

847

Purchase Price

Cash Paid

263

216

235

163

223

439

751

Stock Issued

-

-

-

-

-

-

-

Total

263

216

235

163

223

439

751

Number of Acquisitions

9

10

18

15

16

10

14

2007

2008

Industrial Packaging
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

599.6

78.5

13.1%

2008 Q3

687.5

76.2

11.1%

$ F(U)

87.9

(2.3)

-2.0%

% F(U)

14.7%

-2.9%

% F(U) Prior Year

Base Business

Operating Leverage

5.2%

15.8%

1.3%

Changes in VM & OH costs

-

-20.6%

-2.5%

Total

5.2%

-4.8%

-1.2%

Acquisitions/Divestitures

4.2%

3.5%

-

Translation

5.3%

3.1%

-0.2%

Impairment

-

0.5%

-

Restructuring

-

-5.2%

-0.6%

Other

-

-

-

Total

14.7%

-2.9%

-2.0%

Industrial Packaging
Key Points

Total segment base revenues: +5.2% for Q3 ’08

Q3 North America base revenues: +2.2% for Q3 ’08

Base revenue growth driven by significant price
recovery for raw materials in Q3

Q3 International base revenues: +7.5% for Q3 ’08

Worldwide insulation base revenues grew more than
40% in Q3 ’08

Underlying demand strong from energy related
customers

Power Systems and Electronics
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

567.5

110.8

19.5%

2008 Q3

620.7

118.2

19.0%

$ F(U)

53.2

7.4

-0.5%

% F(U)

9.4%

6.7%

% F(U) Prior Year

Base Business

Operating Leverage

3.1%

6.1%

0.6%

Changes in VM & OH costs

-

-1.1%

-0.2%

Total

3.1%

5.0%

0.4%

Acquisitions/Divestitures

3.7%

-1.0%

-0.9%

Translation

2.5%

1.9%

-0.1%

Impairment

-

-

-

Restructuring

-

0.9%

0.2%

Other

0.1%

-0.1%

-0.1%

Total

9.4%

6.7%

-0.5%

Power Systems and Electronics
Key Points

Total segment base revenues: +3.1% in Q3 ’08

In Q3, Welding’s worldwide base revenues: +5.7%

Welding’s Q3 International base revenues grew
26.4%

Double-digit growth in Asia due to high levels of
demand for specialty consumable products serving
energy/pipeline, ship building and container categories

Welding’s Q3 North America base revenues
declined 0.9% as underlying industrial production
and related end markets continue to slow in U.S.

Ground Support Equipment: +6.9% in Q3

Transportation
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

534.5

88.8

16.6%

2008 Q3

581.9

68.9

11.8%

$ F(U)

47.4

(19.9)

-4.8%

% F(U)

8.9%

-22.4%

% F(U) Prior Year

Base Business

Operating Leverage

-9.6%

-22.5%

-2.4%

Changes in VM & OH costs

-

-10.3%

-1.9%

Total

-9.6%

-32.8%

-4.3%

Acquisitions/Divestitures

12.3%

0.6%

-1.5%

Translation

6.1%

5.5%

0.2%

Impairment

-

-

-

Restructuring

-

4.3%

0.8%

Other

0.1%

-

-

Total

8.9%

-22.4%

-4.8%

Transportation
Key Points

Total segment base revenues: -9.6% in Q3 ’08

Auto OEM/Tiers:

Automotive Worldwide Q3 base revenues: -12.5%

North America Q3 base revenues: -18.1%

Q3 combined build: -16%

Q3 Detroit 3 builds decline 23%: GM: -12%; Ford: -33%;
Chrysler: -31%

Q3 New Domestics: -6%

Expect Q4 2008 combined builds to be down 18% - 20%

International Q3 base revenues: -7.3%

International builds: Flat in Q3: VW Group: +5%; Fiat: +2%;
Renault: Flat; Daimler: -2%; GM Group: -2%; PSA: -2%

Auto aftermarket Q3 worldwide base revenues: +2.8%; consumers hold on longer to existing vehicles

Construction Products
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

516.4

77.0

14.9%

2008 Q3

525.0

73.4

14.0%

$ F(U)

8.6

(3.6)

-0.9%

% F(U)

1.7%

-4.7%

% F(U) Prior Year

Base Business

Operating Leverage

-4.4%

-12.5%

-1.3%

Changes in VM & OH costs

-

0.3%

0.1%

Total

-4.4%

-12.2%

-1.2%

Acquisitions/Divestitures

0.3%

-0.6%

-0.2%

Translation

5.8%

6.4%

0.2%

Impairment

-

-

-

Restructuring

-

1.7%

0.3%

Other

-

-

-

Total

1.7%

-4.7%

-0.9%

Construction Products
Key Points

Total segment base revenues: -4.4% in Q3 ’08

North America Q3 base revenues: -6.2%

Q3 Residential: -12% vs. -31% housing starts in Q3 ’08

Q3 Renovation: -2% due to uptick in orders at Big Box stores

Q3 Commercial Construction base revenues: -2% even as
Dodge Index data shows year-to-date activity (sq. footage)
down 19%

International Q3 base revenues: -3.2%

Q3 Europe: base revenues: -8.3% as overall Europe weakens

Q3 Asia-Pacific: base revenues: +3.9% but rate of growth
slowing

Food Equipment
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

500.4

88.9

17.8%

2008 Q3

542.7

87.5

16.1%

$ F(U)

42.3

(1.4)

-1.7%

% F(U)

8.4%

-1.6%

% F(U) Prior Year

Base Business

Operating Leverage

-1.7%

-4.1%

-0.5%

Changes in VM & OH costs

-

-2.9%

-0.5%

Total

-1.7%

-7.0%

-1.0%

Acquisitions/Divestitures

5.8%

2.4%

-0.5%

Translation

4.4%

3.8%

-

Impairment

-

-

-

Restructuring

-

-0.8%

-0.1%

Other

-0.1%

-

-0.1%

Total

8.4%

-1.6%

-1.7%

Food Equipment
Key Points

Total segment base revenues: -1.7% in Q3 ’08

North America Q3 base revenues: -1.2%

Q3 Institutional/restaurant base revenues: -3.8% as
institutional customers delay purchases

Q3 Service base revenues: +2.8%

International Q3 base revenues: -3.2%

Europe base revenues decline 4.0% while Asia-Pacific base
revenues grow 8.9%

Polymers and Fluids
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

252.5

43.8

17.3%

2008 Q3

371.0

53.4

14.4%

$ F(U)

118.5

9.6

-2.9%

% F(U)

46.9%

22.0%

% F(U) Prior Year

Base Business

Operating Leverage

3.5%

8.9%

0.9%

Changes in VM & OH costs

-

-4.4%

-0.7%

Total

3.5%

4.5%

0.2%

Acquisitions/Divestitures

36.2%

10.8%

-3.2%

Translation

7.2%

6.1%

-

Impairment

-

-

-

Restructuring

-

0.6%

0.1%

Other

-

-

-

Total

46.9%

22.0%

-2.9%

Polymers and Fluids
Key Points

Total segment base revenues: +3.5% in Q3 ’08

North America:

Polymers Q3 base revenues: +15.4% thanks to demand for
specialty adhesives and epoxy products

Fluids Q3 base revenues: -3.3% as manufacturing demand
slackens

International:

Polymers and Fluids Q3 base revenues flat for both
categories as industrial demand softens

All Other
Quarterly Analysis

Operating

Operating

Operating

Revenues

Income

Margins

2007 Q3

786.9

161.7

20.5%

2008 Q3

833.1

161.3

19.4%

$ F(U)

46.2

(0.4)

-1.1%

% F(U)

5.9%

-0.3%

% F(U) Prior Year

Base Business

Operating Leverage

-0.7%

-1.6%

-0.2%

Changes in VM & OH costs

-

-5.3%

-1.1%

Total

-0.7%

-6.9%

-1.3%

Acquisitions/Divestitures

2.9%

2.5%

-

Translation

3.7%

4.1%

0.1%

Impairment

-

-

-

Restructuring

-

0.1%

-

Other

-

-0.1%

0.1%

Total

5.9%

-0.3%

-1.1%

All Other
Key Points

Total segment base revenues: -0.7% in Q3 ’08

Q3 worldwide test and measurement base
revenues: +11.2%

Q3 worldwide consumer packaging base
revenues: -2.4%

Q3 worldwide finishing base revenues: +0.8%

Q3 worldwide industrial/appliance base
revenues: -4.0%

ITW
2008 Forecast

Mid

Low

High

Point

4th Quarter

Total Revenues

6%

9%

8%

Diluted Income per Share - Continuing

$0.74

$0.82

$0.78

% F(U) 2007

-10%

0%

-5%

Full Year

Total  Revenues

10%

11%

11%

Diluted Income per Share - Continuing

$3.24

$3.32

$3.28

% F(U) 2007

5%

8%

6%

ITW 2008 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $1.5 billion to $1.6 billion
range.

Share repurchases of $1.0 billion to $1.2 billion for the
year.

No further impairment of goodwill/intangibles.

Net nonoperating expense, including interest expense
and other nonoperating income, of $110 to $120 million,
which is higher than 2007 by $65 to $75 million.

Tax rate range of 28.25% to 28.75% for the fourth quarter
and 28.4% to 28.6% for the year.

ITW Conference Call

 Q & A

Third Quarter

2008

28